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                                                                EXHIBIT 10.113


                                              CONFIDENTIAL TREATMENT REQUESTED

                            STOCK WARRANT AGREEMENT


STOCK WARRANT AGREEMENT ("Agreement") dated as of May 15, 1997, between SHOREWOOD PACKAGING CORPORATION, A DELAWARE CORPORATION, with its office at 277 Park Avenue New York, New York 10172, (the "Company") and [*] (the "Holder").

WHEREAS, the Board of Directors of the Company has determined that it is in the best interest of the Company and its stockholders to grant to the Holder an option to purchase three hundred fifty thousand (350,000) shares of the Common Stock, par value $.01 per share (the "Common Stock") of the Company:

NOW, THEREFORE, the parties agree as follows:

1.       Grant of Option

         1.1. The Company grants to the Holder, on the terms and conditions hereinafter set forth, an option (the "Option") to purchase three hundred fifty thousand (350,000) shares of Common Stock of the Company, subject to adjustment as provided in Section 11 hereof (the "Option Shares").

         1.2. The Option does not qualify for "ISO" treatment to the extent permitted by Section 422A of the Internal Revenue Code of 1986, as amended.

         1.3. This Option and Option Shares when issued, are not, will not, and, subject to certain registration rights granted herewith, are not required to be registered under the Securities Act of 1933, as amended, (the "Securities Act") but the Option Shares, may, subject to applicable rules and regulations, be listed upon any securities exchange upon which the Company's Common Stock is listed at the time of such issuance and sale.

2.       Price for Shares

                  The exercise price for the Option Shares shall be Eighteen and thirty-eight one hundredths Dollars ($18.38) per Option Share, subject to adjustment as provided in Section 11 hereof (the "Exercise Price"). As used herein, the term "Purchase Price" shall mean the then current


[*] [**] Portions of this document have been omitted pursuant to an Application for Confidential Treatment. Such omissions have been filed separately with the Securities and Exchange Commission together with such Application for Confidential Treatment.


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         Exercise Price multiplied by the then current number of Option Shares for which the Option is exercisable.

3.       Period of Option

                  This Option will be exercisable, beginning on the date hereof and expiring on May 14, 2002, at 5 p.m. EDT on such date (the "Period").

4.       Exercise of Option

         4.1. The Option herein granted shall be exercisable within the Period by notice in writing from the Holder to the Company which notice shall be signed by a duly authorized representative of the Holder. Such notice shall be accompanied, pursuant to Section 2 hereof, by payment in full made in cash or certified or bank check payable to the Company for the full amount of the Purchase Price.

         4.2. Upon exercise of the Option, the Company shall promptly issue stock certificates for the Option Shares purchased and the Holder shall be deemed to be the holder of record of the Common Stock purchased as of the date of issuance of certificates for such shares to it. The Company may delay issuing certificates representing Option Shares for a reasonable period of time pending listing on any stock exchange; provided, however, that the Company shall deliver such certificates to the Holder promptly upon the listing on any such exchange. The Holder will not be, nor be deemed to be, a holder of any Option Shares unless and until certificates for such shares are issued to it in accordance with the terms of this Agreement.

         4.3. Subject to Section 6 below, if and when the Option is exercised, the certificates to be issued evidencing shares of the Company's Common Stock shall bear a legend substantially as follows:

                  "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). No transfer, sale or other disposition of these shares may be made except pursuant to Rule 144 under the Securities Act or unless a registration statement with respect to these shares has become effective under the Securities Act or the Company is furnished with an opinion of counsel satisfactory in form and substance to the Company that such registration is not required."

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         4.4. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Option, free from preemptive rights, such number of authorized but unissued or treasury shares of its common stock as shall be required for issuance or delivery upon exercise of this Option.

         4.5. The Company further agrees that: (i) it will not by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of its assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company; and (ii) it will fully cooperate with the Holder in preparing any filings or applications and provide such information to the Holder or any regulatory authority as may be necessary to obtain any approvals or fulfill any filing requirements in connection with the Holder's exercise of this Option or in connection with this Agreement.

5.       Transferability of Option

                  This Option shall not be assignable or transferable in whole nor in part except (i) with the prior written consent of the Company, or (ii) to an Affiliate (as herein defined below) of the Holder, or
         (iii) to one other non-affiliated person or entity, who shall hereinafter be referred to as the "Permitted Transferee"). No such transfer shall be effective as against the Company unless (i) the Holder first gives written notice thereof to the Company, and (ii) the transferee executes and delivers to the Company an instrument agreeing to be bound by this Agreement. Such notice shall set forth the name, address, phone number and a contact person of the transferee. A transferee of the Option shall become the Holder thereof. Any transfer of the Option shall be subject to all state and federal securities laws.

                  "Affiliate" means, with respect to any specified person, any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person. For the purpose of this definition, "control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a person, whether through the ownership of voting securities, as trustee or

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         executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such person.

6.       Demand Registration

         6.1. Upon the written request of the Holder and/or Permitted Transferee that the Company effect the registration under the Securities Act of all the Option Shares, the Company will use its best efforts to effect the registration under the Securities Act of the Option Shares so requested to be registered. However, the Company shall have no obligation to effect more than two (2) registrations of the Option Shares.

         6.2. Whenever the Company shall effect a registration pursuant to this
         Section 6 in connection with an offering by one or more holders of registrable securities, no securities other than registrable securities or securities issuable pursuant to that certain Warrant to Purchase Common Stock (35,000 shares) dated [**], issued to [**] shall be included among the securities covered by such registration unless the managing underwriter, if any, of such offering shall have advised each selling holder of registrable securities to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering. In addition, if any of the registrable securities covered by such registration are to be sold in an underwritten offering, any other person who wishes to include his securities in the registration must agree in writing to sell his securities on the same terms and conditions as apply to the registrable securities being sold.

         6.3. Registration by the Company under this Section shall be on such appropriate registration form of the Securities and Exchange Commission ("Commission") as shall be selected by the Company.

         6.4. The Company will pay all registration costs and expenses in connection with any registration requested pursuant to this Section by each of the Holder or the Permitted Transferee which obligation of the Company to pay all registration costs and expenses shall not exceed two
         (2) registrations. Such registrations may include the Option Shares and other registrable shares of the Company. The cost of any and all subsequent registrations of the Option

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         Shares shall be borne by the Holder and/or the Permitted Transferee, as the case may be.

         6.5. A registration requested pursuant to this Section shall not be deemed to have been effected, and the provisions of Section 6.1 shall not be deemed to have been complied with, (i) unless a registration statement with respect thereto has become effective, or (ii) if after it has become effective, such registration is the subject of any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the selling holders and has not thereafter become effective.

         6.6. If, in the good faith business judgment of the Board of Directors of the Company, the Company's ability to consummate (upon favorable terms and conditions) a significant pending merger, acquisition, sale of assets or other similar business transaction (each, a "Significant Event") would be adversely affected by the filing of a registration statement which was requested pursuant to this section then, in such event, the Company may elect not to file such registration statement; provided, however, that such period of delay shall not exceed the lesser of (i) 90 days, or (ii) the period of time during which the Significant Event continues to exist.

         6.7. If any of the registrable securities covered by a registration statement which was initiated pursuant to this Section are to be sold in an underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by the Company; provided, however, that such investment bankers and managers must be reasonably satisfactory to the holders of a majority of the registrable securities included in such offering.

7.       Registration Expenses

                  The costs and expenses (other than underwriting discounts and commissions) of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take or effect, pursuant to Sections 8 and 14 of this Agreement, shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, fees and expenses of complying with Blue Sky laws, and fees and disbursements of counsel for the Company and Company's independent public accountants).

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8.       Registration Procedures

         8.1. If and whenever the Company is required to effect the registration of any Option Shares under the Securities Act as provided in this Agreement, the Company will promptly:

         a. prepare and file with the Commission a registration statement with respect to such Option Shares and use its best efforts to cause such registration statement to become effective;

         b. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Option Shares until such time as all of such Option Shares have been disposed of in accordance with the intended methods of disposition by the Holder set forth in such registration statement, but in no event for a period of more than nine months after such registration statement becomes effective or when in the opinion of counsel to the Company, which counsel shall be Bryan Cave LLP or such other law firm of national reputation reasonably acceptable to the Holder, the Option Shares are permitted to be sold or disposed of in accordance with Rule 144 under the Securities Act.

         c. furnish to the Holder such number of copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus included in such registration statement, in conformity with the requirements of the Securities Act;

         d. use its best efforts to register or qualify the Option Shares covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions within the United States of America (including territories and commonwealths thereof) as the Holder shall request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any jurisdiction;

         e. notify the Holder when a prospectus relating to the Option Shares is required to be delivered under the Securities Act within the period mentioned in subdivision (b) of this Section 8.1, of the happening of any event as a

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         result of which the prospectus included in such registration statement as then in effect, includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and upon receipt of such notice and until a supplemented or amended prospectus is available the Holder shall not offer or sell any securities covered by such registration statement and shall return all copies of such prospectus to the Company if requested to do so by it; and

         f. furnish to the Holder at the time of the declaration of effectiveness by the Commission relating to the registration statement relating to the Option Shares, a signed copy of an opinion of its counsel, Bryan Cave LLP (or such other law firm of national reputation reasonably acceptable to the Holder) to the effect that (i) a registration statement covering such Option Shares has been filed with the Commission under the Securities Act and has been made effective by order of the Commission, (ii) said registration statement and the prospectus contained therein comply as to form in all material respects with the requirements of the Securities Act, (iii) no stop order has been issued by the Commission suspending the effectiveness of such registration statement and (iv) the applicable provisions of the securities or Blue Sky laws of each state in which the Company shall be required, pursuant to subparagraph (d) of this Section 8.1, to register or qualify such Option Shares, have been complied with, assuming the accuracy and completeness of the information furnished to such counsel with respect to each filing relating to such laws; it being understood that such opinion may contain such qualifications and assumptions as are customary in the rendering of similar opinions and that such counsel may rely, as to all factual matters treated therein, on certificates of the Company.

         8.2. The Company may require the Holder to furnish the Company such information regarding the Holder's identity and its intended distribution of such Option Shares as the Company may from time to time reasonably require in writing and as shall be required by law to effect such registration.

9.       Termination of Obligations

                  The obligations of the Company imposed by Section 6 through 8 above shall cease and terminate, as to any particular Option Shares, upon the earlier of (a) when such shares shall have been effectively registered under the Securities Act and disposed of in accordance with the

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         registration statement covering such securities, or (b) when in the opinion of counsel for the Company which counsel shall be Bryan Cave LLP or such other law firm of national reputation reasonably acceptable to the Holder, such shares are permitted to be distributed pursuant to Rule 144 under the Securities Act, or (c) May 14, 2002. Whenever such restrictions shall terminate as to any Option Shares, the Holder shall be entitled to receive from the Company, without expense to the Holder, a new certificate or certificates representing such securities not bearing the legend set forth in Section 4.3 above.

10.      Availability of Information

                  The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent it shall be required to do so pursuant to the Exchange Act, and at all times while so required shall use its best efforts to comply with all other public information reporting requirements of the Commission (including reporting requirements which serve as a condition to utilization of Rule 144 or any other applicable provision under the Securities Act promulgated in effect and relating to the availability of an exemption from the Securities Act for the sale of any Option Shares). The Company will also cooperate with the Holder in supplying such information and documentation as may be necessary for it to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Option Shares.

11.      Antidilution

                  In any event of any change in the Common Stock subject to the Option granted by this Agreement through merger, consolidation, reorganization, recapitalization, stock split, stock dividend or the issuance to stockholders of rights to subscribe to stock of the same class, or in the event of any change in the capital structure, the Board of Directors of the Company shall on an equitable basis make such adjustments with respect to the number and/or Exercise Price of Option Shares.

12.      Representation

         12.1. The Company represents and warrants that all Option Shares deliverable upon exercise hereof will be duly authorized and upon issuance in accordance with the terms

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         hereof will be validly issued, fully paid and non-assessable and duly listed, or listed upon official notice of issuance on any stock exchange where other securities of the Company of the same class are listed.

         12.2. The execution, delivery and performance of this Agreement are within Company's powers (corporate or otherwise) and have been duly authorized on its part by all requisite action. This Agreement has been duly executed and delivered by Company.

13.      Indemnity and Contribution

         13.1. The Company shall indemnify and hold harmless the Holder of the Option Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in a registration statement or any post-effective amendment thereto or any registration statement under the securities laws, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Holder expressly for use therein, which indemnification shall include such person, if any, who controls any such Holder within the meaning of
         Section 15 of the Securities Act and Section 20 of the Exchange Act.

         13.2. The Holder shall at the same time indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of
         Section 15 of the Securities Act and Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any such Holder expressly for use therein.

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         13.3. If the indemnification provided for in Section 13.1 of this
         Agreement is unavailable to the Holder in respect of any loss, claim, damage and liability referred to therein, then the Company shall, in lieu of indemnifying the Holder pursuant to Section 13.1, contribute to the amount paid or payable by the Holder as a result of such loss, claim, damage and liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder on the other hand in connection with the Option Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Holder on the other hand in connection with the statements or omissions that resulted in such loss, claim, damage and liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holder on the other shall be deemed to be [**]. The relative fault of the Company on the one hand and the Holder on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         13.4. The Company agrees that it would not be just and equitable if contribution pursuant to Section 13.3 of the Agreement were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by the Holder as a result of any loss, claim, damage and liability referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by the Holder in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Agreement, in no event shall the Company be required to contribute any amount in excess of the amount by which the total price at which the Option Shares were sold exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such

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         fraudulent misrepresentation. For purposes of Section 13.3 of this
         Agreement, each person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, shall have the same rights to contribution as the Holder.

14.      Deliveries Upon Sale of Underlying Shares

         14.1. Upon the effective date of any registration statement pursuant to which the Holder and/or Permitted Transferee, intend to resell the Option Shares, the Company will cause to be delivered to the Holder and/or Permitted Transferee an opinion of its counsel, Bryan Cave LLP (or such other law firm of national reputation reasonably acceptable to the Holder and/or Permitted Transferee), substantially in the form of the opinion attached hereto as Exhibit A (the "Opinion"). The Opinion shall relate to, and be dated as of the effective date of, any such registration statement. Upon each subsequent sale or sales of the Option Shares pursuant to any such registration statement, the Company will cause to be delivered to the Holder and/or Permitted Transferee, an additional opinion (the "Additional Opinion") which Additional Opinion may be delivered in the form of an update or "bringdown" of the Opinion. The Company shall cause the Additional Opinion to be delivered to the Holder and/or Permitted Transferee no later than twenty (20) days after the request by the Holder and/or Permitted Transferee. The Additional Opinion shall relate to, and be dated as of, any such subsequent sale or sales of the Option Shares.

         14.2. Upon the effective date of any registration statement pursuant to which the Holder and/or Permitted Transferee intend to resell the Option Shares, the Company will cause to be delivered to the Holder and/or Permitted Transferee a comfort letter from its independent outside auditors, substantially in the form of the comfort letter attached hereto as Exhibit B (the "Comfort Letter"). The Comfort Letter shall relate to, and be dated as of the effective date, of any such registration statement and shall relate to such registration statement and the audited financial information included or incorporated by reference therein. Upon each subsequent sale or sales of the Option Shares pursuant to any such registration statement, the Company will cause to be delivered to the Holder and/or Permitted Transferee an additional Comfort Letter (the "Additional Comfort Letter"), which Additional Comfort Letter may be in the form of an update or "bringdown" of the Comfort Letter. The Company shall cause the Additional Comfort Letter to be delivered to the Holder and/or Permitted Transferee no later than twenty (20) days after the request by the Holder and/or



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         Permitted Transferee. The Additional Comfort Letter shall relate to, and be dated as of, any such subsequent sale or sales of the Option Shares. The Company's obligation to cause the delivery of the Comfort Letter shall not apply if, as a result of change in accounting rule or standards or change in law, such accounting firm is not permitted or authorized to issue such Comfort Letter under the circumstances reflected herein; provided, however, that, in any such case, the Company shall use its best efforts to cause to be delivered such other instrument based upon a level of review and assurances substantially identical to the Comfort Letter, as is permitted to be delivered in accordance with applicable accounting rules and standards, and applicable laws, then in effect.

15.      Default; Remedies

          15.1 In the event that the Company materially breaches any provision of this Agreement and the Company fails to cure such breach after ten
          (10) days written notice from the Holder, upon further written notice (the "Notice") from the Holder to the Company, the Company shall pay to the Holder via wire transfer of immediately available funds within five (5) business days of such Notice, an amount equal to the Formula Amount (as defined below). "Formula Amount" means [**] To the extent that the Holder exercises any other remedies available to the Holder hereunder with respect to a material breach of this Agreement, the Holder hereby agrees that any amounts received by the Holder from the Company (other than any reimbursement of the Holder for expenses or attorney's fees) shall be reduced by the Formula Amount actually received by the Holder from the Company pursuant to this Section 15.1.

         15.2 The remedy provided hereunder shall be exclusive to the Holder and its Affiliates, and shall not be applicable to any Permitted Transferee or any other assignee or transferee of this Warrant or the Option Shares. As a condition precedent to the Company's obligation to pay the Formula Amount, the Holder shall assign, transfer and convey back to the Company all Option Shares (whether represented by the Option or certificates) then owned by it and its Affiliates, of record or beneficially, whereupon all of the Holder's rights to require the Company to deliver Option Shares or file registration statements or otherwise cause the Option Shares to be registered shall immediately terminate and cease to be of any force or effect. The Company shall have no obligation to pay the Formula Amount to Holder until the Holder shall have delivered to it the Option or stock certificates (or an affidavit of lost stock certificate), as



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         applicable, representing such Option Shares (in proper form for transfer) together with such customary instruments of assignment or conveyance as the Company's counsel may reasonably request in order to give effect to the preceding sentence.

         15.3 To the extent permitted by, and subject to the mandatory requirements of all applicable laws, rules and regulations, each and every right, power and remedy herein specifically given to either party or otherwise in this Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by either party in the exercise of any right, remedy or power or in the pursuit of any remedy shall impair any such right, remedy or power or be construed to be a waiver of any default on the part of such party or to be an acquiescence therein. No express or implied waiver by either party of any breach or default hereunder by the other party shall in any way be, or be construed to be, a waiver of any future or subsequent breach or default hereunder by such other party.

16.      Miscellaneous

         16.1. This Agreement shall be governed by the laws of the State of New York.

         16.2. Any and all notices referred to herein shall be sufficient if furnished in writing and delivered in person or mailed by certified mail (return receipt requested) or reputable overnight courier service to the respective parties at their addresses set forth above or to such other address as either party may from time to time designate in writing.

         16.3. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

         16.4. This Agreement embodies the entire agreement of the parties regarding the subject matter hereof. All prior negotiations and representations are merged herein. This Agreement may not be altered or modified, except by an instrument in writing signed by both parties (which may be in counterpart); nor may any provision be waived by a party unless in writing signed by such party.


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         16.5. As used in this Agreement, the masculine, feminine or neuter gender, and the singular and plural number shall each be deemed to include the others whenever the context so indicates.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above mentioned.

                           SHOREWOOD PACKAGING CORPORATION

                           By:_______________________________
                           Marc P. Shore, President and Chief
                           Executive Officer
                           [*]


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